Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,499,761,000
Previously Paid Amount	0
Total Fee Amount	842,013.42
Total Offset Amount	0
Net Fee	$ 842,013.42